                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05273

                             Van Kampen Income Trust
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/05

Item 1. Report to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule
30e-1
under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of June 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 6/30/05

INCOME TRUST
SYMBOL: VIN
-----------------------------------------------------------
AVERAGE ANNUAL                         BASED ON    BASED ON
TOTAL RETURNS                            NAV        MARKET

Since Inception (4/22/88)               7.11%        6.38%

10-year                                 6.42         5.89

5-year                                  5.48         4.73

1-year                                  8.33        14.11

6-month                                 1.77         1.81
-----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

Trust Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

Van Kampen Income Trust is managed by the adviser's Taxable Fixed-Income team.(1) Current team members include Gordon Loery, Jaidip Singh, and Menglin Luo, Executive Directors of the Advisor.

MARKET CONDITIONS

As expected, the Federal Open Market Committee (the "Fed") increased the federal funds target rate at each of its four meetings in the first half of 2005. Consequently, the benchmark overnight rate increased from 2.25 percent at the beginning of the review period to 3.25 percent at the end. Despite the actions of the Fed, most U.S. Treasury yields fell during the second half of the six-month period, erasing all of the gains posted by long-term Treasuries and much of the gains posted by short- and intermediate-term Treasuries during the first half of the six-month period. Nevertheless, the period concluded on a positive note, with bond markets achieving mostly positive returns during the month of June.

It is important to note, however, that as of the end of the period, we believe we have yet to see the full effects of the Fed's actions on economic activity. For the most part, the market's concerns over rising energy prices and inflation as well as faltering growth have muted the impact of the Fed's rate increases. With two-year and five-year Treasuries near the 3.6 percent to 3.7 percent area at the end of June, the market reflects neither underlying fundamental trends nor a more likely course for Fed policy.

The investment grade credit sector underperformed during the first half of the year, with higher-quality credits generally outperforming their medium- and lower-quality counterparts. The brunt of this weakness came from the industrial sector, while the financial and utilities sectors posted the highest returns. Among the corporate sub-sectors, autos performed the worst due, for the most part, to news that General Motors had lowered it earnings guidance for the balance of 2005 and that Standard and Poor's downgraded GM and Ford to below investment-grade. Banking was the best performing sub-sector.

Despite good economic growth, strong underlying company fundamentals, reasonable corporate earnings, low default rates and improving credit quality, the high yield market encountered considerable volatility. In January, heavy new issuance created a less favorable supply-and-demand relationship. Of greater consequence, however, was General Motors' mid-March announcement. The realization that such a bellwether company was struggling so significantly cast a grim shadow across the market overall. Toward the end of the reporting period, however, the market became more comfortable with the inclusion of General Motors and Ford Motor in the high yield arena, while new issuance slowed. Investors seemed to turn their attention to company fundamentals and favorable economic and corporate data.

(1)Team members may change without notice from time to time.
 2

Overall, the higher-rated segment of the high yield universe greatly outperformed issues rated CCC and lower. From an industry perspective, wireless communications, telecommunications and food/tobacco fared the best, while transportation, aerospace and forest products lagged most significantly.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns may differ significantly. The trust returned 1.77 percent on an NAV basis and 1.81 percent on a market price basis.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

------------------------------------------------
      BASED ON NAV   BASED ON MARKET PRICE

         1.77%               1.81%
------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION.

Within the investment grade portion of the trust, an underweight to banking and finance, and energy contributed positively to relative performance. We kept the trust's overall interest-rate exposure well below that of its benchmark during the period. This posture was beneficial as interest rates rose across the short- and intermediate-portions of the curve. That said, we note that during periods of rate declines, this position may have a negative effect on relative performance.

During the period, the high yield portion of the trust benefited from advantageous positioning in transportation securities, where our investment discipline had led us to de-emphasize struggling auto and auto-related companies. Security selection in wireless communications also enhanced performance. The sector performed well overall, and several of the trust's positions were particularly rewarded for their strong fundamentals. In contrast, forest products, housing and manufacturing securities slowed the trust's pace. Within housing, exposure to highly leveraged building product companies hindered performance as investors worried about a potential decline in home construction. Forest and manufacturing securities detracted from overall returns, due mostly to company-specific reasons.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

CHANGES IN INVESTMENT POLICIES

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Trust recently approved changes in its investment policies to allow the Trust to enter into the following transactions.

Swaps. The Trust recently approved a change in its investment policies to allow the Trust to enter into interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Trust may be obligated to pay.

Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Trust may enter into credit default swap contracts or credit-linked notes for hedging purposes or to gain exposure to a credit in which the Trust may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer (reference entity). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the reference entity has a credit event such as a bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the reference entity remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the reference entity. A credit-linked note is a synthetic security, typically issued by a special purpose vehicle, that trades like a bond issued by the reference entity but with the economics of the credit default swap. For this security, the buyer of protection sells the note. The buyer of protection (note seller) will pay periodic payments and profit if the reference entity defaults. Unlike the swap, the buyer of protection in a credit-linked note will receive money at the time of transaction from the sale of the note, and will return this money at the contract's maturity if no credit event occurs. Conversely, the seller of protection purchases the notes. As with a credit default swap, the note purchaser (protection seller) receives periodic payments. Unlike the swap transaction, the protection seller must pay for the note at the time of the transaction and will collect this money at the contract's maturity if no credit event occurs.

The Trust will enter into swap, cap or floor transactions only with counterparties approved by the Adviser in accordance with guidelines established by the Trust's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to the Trust's swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The Trust may enter into swaps on either an asset-based or liability-based basis, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each swap will be accrued on a daily basis and the Trust segregates an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Trust enters into a swap transaction on other than a net basis, the Trust would segregate the full amount accrued on a daily basis of the Trust's obligations with respect to the swap. To the extent the Trust sells (i.e. writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Trust's net obligations with respect to the caps, floors or collars.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these investment techniques were not used. The use of swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

Inverse Floating Rate Obligations. The Trust may invest up to 10% of its net assets in "inverse floating rate obligations." Floating rate obligations bear rates of interest that are adjusted periodically to reflect changes in market rates of interest. Inverse floating rate obligations have rates that vary inversely with changes in market rates of interest. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Foreign Currency Exchange Risks. To the extent the Trust invests in securities denominated or quoted in currencies other than the U.S. dollar, the Trust will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Trust and the income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Trust's assets denominated in that currency and the Trust's yield on such assets. In addition, the Trust will incur costs in connection with conversions between various currencies.

The Trust's foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Trust also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Trust may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Trust purchases a foreign security traded in the currency which the Trust anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Trust than if it had not entered into such contracts. The Trust is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. In addition, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The Trust may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. The Trust may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. The Trust's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Trust to segregate cash and/or liquid securities at least equal to the Trust's obligations throughout the duration of the contract. The Trust may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Trust may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Trust may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

To the extent required by the rules and regulations of the SEC, the Trust will segregate cash and/or liquid securities in an amount at least equal to the value of the Trust's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash and/or liquid securities will be segregated on a daily basis so that the value of the segregated assets will be at least equal to the amount of the Trust's commitments with respect to such contracts.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The Trust may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.

The Trust may invest in, among others, parallel pay CMOs and Planned Authorization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. Substantially all of the CMOs in which the Trust invests are PAC Bonds.

Stripped Mortgage-Backed Securities. The Trust also may invest in stripped mortgage-backed securities ("SMBS"). An SMBS is a derivative multiclass mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent the Trust invests in IOs and POs, increases the risk of fluctuations in the net asset value of the Trust. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through the use of derivative transactions.
 8

RATINGS ALLOCATION AS OF 6/30/05
AAA/Aaa                                                          42.8%
BBB/Baa                                                           1.9
BB/Ba                                                            16.9
B/B                                                              31.1
CCC/Caa                                                           6.6
CC/Ca                                                             0.4
Non-Rated                                                         0.3

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/05
U.S. Government Agency Obligations                               33.8%
Chemicals                                                         3.8
Media-Cable                                                       3.0
Media-Noncable                                                    2.7
Electric                                                          2.4
Healthcare                                                        2.4
Home Construction                                                 2.4
Paper                                                             2.3
Integrated Energy                                                 2.1
Gaming                                                            2.0
Consumer Products                                                 1.8
Retail                                                            1.7
Wireless Communications                                           1.7
Food/Beverage                                                     1.4
Metals                                                            1.4
Transportation Services                                           1.3
Oil Field Services                                                1.2
Natural Gas Pipelines                                             1.0
Automotive                                                        0.9
Packaging                                                         0.9
Refining                                                          0.9
Services                                                          0.9
Wireline Communications                                           0.9
Building Materials                                                0.8
Technology                                                        0.8
Lodging                                                           0.7
Electric Utilities                                                0.5
Supermarkets                                                      0.5
Aerospace & Defense                                               0.4
Brokerage                                                         0.4
Construction Machinery                                            0.4
Diversified Manufacturing                                         0.4
Railroads                                                         0.4
Wireless Telecommunication Services                               0.4
Environmental & Facilities Services                               0.3
Independent Energy                                                0.2
Pharmaceuticals                                                   0.2

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/05
                                       (continued from previous page)
Sovereigns                                                        0.2
Advertising                                                       0.1
                                                                -----
Total Long-Term Investments                                      79.6%
Short Term Investments                                           20.4
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings are as a percentage of long-term debt and summary of investments by industry classification are as a percentage of total investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 800-847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 25, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with investment adviser the resources available and used in managing the Fund. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The

Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and it affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          DOMESTIC CORPORATE BONDS  40.1%
          AEROSPACE & DEFENSE  0.4%
$  400    K & F Acquisition, Inc. ...........     7.750%        11/15/14         $    411,000
                                                                                 ------------

          AUTOMOTIVE  1.0%
   150    Arvinmeritor, Inc. ................     6.800         02/15/09              149,250
   115    Arvinmeritor, Inc. ................     8.750         03/01/12              120,462
    85    AutoNation, Inc. ..................     9.000         08/01/08               93,287
    75    Commercial Vehicle Group, Inc.,
          144A--Private Placement (a)........     8.000         07/01/13               76,594
    50    General Motors Acceptance Corp. ...     6.875         09/15/11               46,211
   390    General Motors Acceptance Corp. ...     6.875         08/28/12              357,501
   125    Lear Corp. ........................     8.110         05/15/09              129,361
                                                                                 ------------
                                                                                      972,666
                                                                                 ------------
          BROKERAGE  0.4%
   400    Refco Finance Holdings LLC.........     9.000         08/01/12              426,000
                                                                                 ------------

          BUILDING MATERIALS  0.8%
   290    NMHG Holdings Co. .................    10.000         05/15/09              305,950
   380    NTK Holdings, Inc., 144A--Private
          Placement (a) (b)..................  0/10.750         03/01/14              180,500
   355    Trimas Corp. ......................     9.875         06/15/12              299,975
                                                                                 ------------
                                                                                      786,425
                                                                                 ------------
          CHEMICALS  3.1%
   100    Equistar Chemicals LP..............    10.625         05/01/11              110,875
   110    Huntsman Advanced Materials LLC....    11.000         07/15/10              124,850
   240    Huntsman ICI Chemicals LLC.........    10.125         07/01/09              248,100
   250    Innophos, Inc., 144A--Private
          Placement (a)......................     8.875         08/15/14              256,250
   138    Innophos, Inc., 144A--Private
          Placement (Variable Rate Coupon)
          (a)................................    11.268         02/15/15              127,532
   140    ISP Chemco, Inc., Ser B............    10.250         07/01/11              153,300
   300    ISP Holdings, Inc., Ser B..........    10.625         12/15/09              324,000
   230    JohnsonDiversey, Inc. .............     9.625         05/15/12              234,600
    80    Koppers, Inc. .....................     9.875         10/15/13               86,800
   225    Lyondell Chemical Co. .............    10.500         06/01/13              258,469
   225    Millennium America, Inc. ..........     7.000         11/15/06              231,187
    95    Nalco Co. .........................     7.750         11/15/11              101,650
   370    Nalco Co. .........................     8.875         11/15/13              398,675
   280    Rockwood Specialties Group,
          Inc. ..............................    10.625         05/15/11              310,100
    75    Rockwood Specialties Group, Inc.,
          144A--Private Placement (a)........     7.625         11/15/14               91,896
                                                                                 ------------
                                                                                    3,058,284
                                                                                 ------------

 16                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          CONSTRUCTION MACHINERY  0.4%
$   85    Flowserve Corp. ...................    12.250%        08/15/10         $     92,225
   214    Manitowoc Co., Inc. ...............    10.500         08/01/12              242,890
    25    Manitowoc Co., Inc. (EUR)..........    10.375         05/15/11               33,582
                                                                                 ------------
                                                                                      368,697
                                                                                 ------------
          CONSUMER PRODUCTS  1.9%
   160    Amscan Holdings, Inc. .............     8.750         05/01/14              147,200
   370    Iron Mountain, Inc. ...............     8.625         04/01/13              384,800
   170    Iron Mountain, Inc. ...............     7.750         01/15/15              171,700
   485    Levi Strauss & Co. (Variable Rate
          Coupon)............................     7.730         04/01/12              460,750
   120    Oxford Industrials, Inc. ..........     8.875         06/01/11              129,000
   375    Rayovac Corp. .....................     8.500         10/01/13              393,750
   115    Rayovac Corp., 144A--Private
          Placement (a)......................     7.375         02/01/15              111,837
    89    Tempur-Pedic, Inc. ................    10.250         08/15/10               98,345
                                                                                 ------------
                                                                                    1,897,382
                                                                                 ------------
          DIVERSIFIED MANUFACTURING  0.4%
   250    Hexcel Corp. ......................     6.750         02/01/15              251,250
   200    Propex Fabrics, Inc. ..............    10.000         12/01/12              191,000
                                                                                 ------------
                                                                                      442,250
                                                                                 ------------
          ELECTRIC  2.5%
    41    AES Corp. .........................     9.375         09/15/10               46,637
    26    AES Corp. .........................     8.875         02/15/11               29,120
   160    AES Corp. .........................     7.750         03/01/14              174,400
   260    AES Corp., 144A--Private Placement
          (a)................................     9.000         05/15/15              293,150
   135    Allegheny Energy, Inc. ............     7.750         08/01/05              135,472
    35    CMS Energy Corp. ..................     7.500         01/15/09               37,012
   220    CMS Energy Corp. ..................     8.500         04/15/11              246,400
   100    CMS Energy Corp. ..................     6.300         02/01/12              101,000
   200    Dynegy Holdings, Inc.,
          144A--Private Placement (a)........     9.875         07/15/10              222,000
    75    IPALCO Enterprises, Inc. ..........     7.625         11/14/11               84,750
   260    Monongahela Power Co. .............     5.000         10/01/06              262,182
   170    Nevada Power Co. ..................     8.250         06/01/11              192,525
   140    Nevada Power Co. ..................     9.000         08/15/13              158,200
   205    PSEG Energy Holdings...............     8.625         02/15/08              218,837
   310    Reliant Energy, Inc. ..............     6.750         12/15/14              304,575
                                                                                 ------------
                                                                                    2,506,260
                                                                                 ------------

See Notes to Financial Statements                                             17

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          ENVIRONMENTAL & FACILITIES SERVICES  0.4%
$  110    Allied Waste North America,
          Inc. ..............................     6.500%        11/15/10         $    108,900
   115    Allied Waste North America, Inc.,
          144A--Private Placement (a)........     7.250         03/15/15              111,837
   123    Allied Waste North America, Inc.,
          Ser B..............................     9.250         09/01/12              133,455
                                                                                 ------------
                                                                                      354,192
                                                                                 ------------
          FOOD/BEVERAGE  1.5%
   195    Michael Foods, Inc. ...............     8.000         11/15/13              199,387
   435    Pilgrim's Pride Corp. .............     9.625         09/15/11              477,412
   140    Pilgrim's Pride Corp. .............     9.250         11/15/13              156,100
   150    Smithfield Foods, Inc. ............     7.000         08/01/11              158,625
   430    Smithfield Foods, Inc., Ser B......     8.000         10/15/09              466,550
                                                                                 ------------
                                                                                    1,458,074
                                                                                 ------------
          GAMING  2.1%
   250    Caesars Entertainment..............     8.875         09/15/08              279,687
   210    Harrahs Operating Co., Inc. .......     7.875         12/15/05              213,675
   370    Isle of Capri Casinos, Inc. .......     7.000         03/01/14              373,700
   725    MGM Mirage, Inc. ..................     6.000         10/01/09              732,250
    60    MGM Mirage, Inc. ..................     5.875         02/27/14               58,575
   465    Station Casinos, Inc. .............     6.000         04/01/12              474,300
                                                                                 ------------
                                                                                    2,132,187
                                                                                 ------------
          HEALTHCARE  2.5%
   230    AmerisourceBergen Corp. ...........     8.125         09/01/08              250,700
   200    Community Health Systems, Inc. ....     6.500         12/15/12              204,500
   205    DaVita, Inc., 144A--Private
          Placement (a)......................     6.625         03/15/13              212,687
   110    Del Laboratories, Inc. ............     8.000         02/01/12               95,150
   105    Fisher Scientific International,
          Inc. ..............................     6.750         08/15/14              110,250
   120    Fisher Scientific International,
          Inc. 144A--Private Placement (a)
          (j)................................     6.125         07/01/15              120,750
   240    Fresenius Medical Care Capital
          Trust IV...........................     7.875         06/15/11              259,200
   240    Medcath Holdings Corp. ............     9.875         07/15/12              269,400
    50    National Nephrology Associates,
          Inc., 144A--Private Placement
          (a)................................     9.000         11/01/11               56,375
    80    Tenet Healthcare Corp. ............     7.375         02/01/13               79,400
   135    Tenet Healthcare Corp. ............     9.875         07/01/14              145,462
   480    Ventas Realty Ltd Partnership,
          144A--Private Placement (a)........     6.750         06/01/10              500,424
   110    VWR International, Inc. ...........     6.875         04/15/12              108,900
   140    VWR International, Inc. ...........     8.000         04/15/14              134,050
                                                                                 ------------
                                                                                    2,547,248
                                                                                 ------------

 18                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          HOME CONSTRUCTION  2.5%
$  725    Associated Materials, Inc. (b).....  0/11.250%        03/01/14         $    464,000
   365    Goodman Global Holdings Inc.,
          144A--Private Placement (a)........     7.875         12/15/12              339,450
    85    Goodman Global Holdings Inc.,
          144A--Private Placement (Variable
          Rate Coupon) (a)...................     6.410         06/15/12               84,150
    65    Interface, Inc. ...................     7.300         04/01/08               66,625
    75    Interface, Inc. ...................    10.375         02/01/10               82,875
   255    Interface, Inc. ...................     9.500         02/01/14              261,375
   360    Nortek, Inc. ......................     8.500         09/01/14              336,600
   155    Ply Gem Industries, Inc. ..........     9.000         02/15/12              131,750
   260    RMCC Acquisition Co., 144A--Private
          Placement (a)......................     9.500         11/01/12              249,600
    75    Technical Olympic USA, Inc. .......     9.000         07/01/10               77,531
   180    Technical Olympic USA, Inc. .......     9.000         07/01/10              186,075
   180    Technical Olympic USA, Inc. .......    10.375         07/01/12              189,000
    75    Technical Olympic USA, Inc. .......     7.500         01/15/15               67,875
                                                                                 ------------
                                                                                    2,536,906
                                                                                 ------------
          INDEPENDENT ENERGY  0.3%
   240    Equistar Chemicals LP..............    10.125         09/01/08              261,000
                                                                                 ------------

          INTEGRATED ENERGY  1.9%
   345    Chesapeake Energy Corp. ...........     7.500         09/15/13              375,187
   260    Chesapeake Energy Corp.,
          144A--Private Placement (a)........     6.625         01/15/16              269,750
   525    El Paso Production Holding Co. ....     7.750         06/01/13              563,062
    60    Hanover Compressor Co. ............     8.625         12/15/10               63,750
    95    Hanover Equipment Trust............     8.750         09/01/11              101,412
   205    Hanover Equipment Trust, Ser A.....     8.500         09/01/08              214,225
    50    MSW Energy Holdings LLC............     8.500         09/01/10               53,125
   215    Pacific Energy Partners............     7.125         06/15/14              224,944
                                                                                 ------------
                                                                                    1,865,455
                                                                                 ------------
          LODGING  0.7%
    33    HMH Properties, Inc. ..............     7.875         08/01/08               33,660
   500    Host Marriott LP, 144A--Private
          Placement (a)......................     6.375         03/15/15              497,500
   155    Starwood Hotels & Resorts
          Worldwide, Inc. ...................     7.875         05/01/12              175,538
                                                                                 ------------
                                                                                      706,698
                                                                                 ------------
          MEDIA-CABLE  1.5%
   175    Cablevision Systems Corp. .........     7.890         04/01/09              176,313
   565    Charter Communications Holdings
          LLC................................     9.625         11/15/09              425,163
   320    Echostar DBS Corp. ................     6.375         10/01/11              318,800
   120    General Cable Corp. ...............     9.500         11/15/10              129,000

See Notes to Financial Statements                                             19

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          MEDIA-CABLE (CONTINUED)
$   45    PanAmSat Corp. ....................     9.000%        08/15/14         $     49,331
   440    PanAmSat Holding Corp. ............     *             11/01/14              304,700
 1,000    Park N View, Inc., Ser B (c) (d)
          (e)................................    13.000         05/15/08                    0
   135    Renaissance Media Group............    10.000         04/15/08              134,325
                                                                                 ------------
                                                                                    1,537,632
                                                                                 ------------
          MEDIA-NONCABLE  2.4%
    45    Advanstar Communications, Inc. ....    10.750         08/15/10               49,388
   393    Advanstar Communications, Inc.
          (Variable Rate Coupon).............    10.768         08/15/08              421,689
   175    AMC Entertainment, Inc. (Variable
          Rate Coupon).......................     7.518         08/15/10              181,781
   127    Dex Media East LLC.................    12.125         11/15/12              152,718
   171    Dex Media West LLC, Ser B..........     9.875         08/15/13              195,795
    40    Houghton Mifflin Co. ..............     8.250         02/01/11               41,700
   310    Houghton Mifflin Co. ..............     9.875         02/01/13              332,475
   185    Houghton Mifflin Co. (b)...........  0/11.500         10/15/13              135,975
    80    Interpublic Group of Companies,
          Inc. ..............................     5.400         11/15/09               76,483
   120    Interpublic Group of Companies,
          Inc. ..............................     6.250         11/15/14              112,658
   235    Nebraska Book Co., Inc. ...........     8.625         03/15/12              220,313
   375    Primedia, Inc. ....................     8.875         05/15/11              394,688
   140    Vertis, Inc., 144A--Private
          Placement (a)......................    13.500         12/07/09              105,175
                                                                                 ------------
                                                                                    2,420,838
                                                                                 ------------
          METALS  0.8%
   361    Doe Run Resources Corp. (Acquired
          03/06/98 to 10/15/04, Cost
          $524,900) (f) (g)..................    13.063         11/01/08              290,720
    85    Foundation PA Coal Co. ............     7.250         08/01/14               89,675
   245    UCAR Finance, Inc. ................    10.250         02/15/12              259,088
   189    United States Steel Corp. .........     9.750         05/15/10              205,065
                                                                                 ------------
                                                                                      844,548
                                                                                 ------------
          NATURAL GAS PIPELINES  1.0%
   315    Dynegy Holdings, Inc. .............     6.875         04/01/11              312,638
    55    Northwest Pipeline Corp. ..........     8.125         03/01/10               59,950
   105    Southern Natural Gas Co. ..........     8.875         03/15/10              115,702
   470    Williams Cos., Inc. ...............     7.875         09/01/21              536,975
                                                                                 ------------
                                                                                    1,025,265
                                                                                 ------------
          OIL FIELD SERVICES  1.2%
   225    Hanover Compressor Co. ............     9.000         06/01/14              240,750
   350    Hilcorp Energy Finance Corp.,
          144A--Private Placement (a)........    10.500         09/01/10              388,500
   104    Magnum Hunter Resources, Inc. .....     9.600         03/15/12              115,960

 20                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          OIL FIELD SERVICES (CONTINUED)
$  230    MSW Energy Holdings II LLC.........     7.375%        09/01/10         $    236,900
   160    Plains E & P Co. ..................     7.125         06/15/14              172,000
                                                                                 ------------
                                                                                    1,154,110
                                                                                 ------------
          PACKAGING  0.8%
    65    Owens-Illinois, Inc. ..............     7.350         05/15/08               67,763
   680    Owens-Illinois, Inc. ..............     7.500         05/15/10              717,400
                                                                                 ------------
                                                                                      785,163
                                                                                 ------------
          PAPER  1.6%
   570    Georgia-Pacific Corp. .............     8.875         02/01/10              649,800
   130    Graham Packaging Co., Inc.,
          144A--Private Placement (a)........     8.500         10/15/12              131,950
   285    Graham Packaging Co., Inc.,
          144A--Private Placement (a)........     9.875         10/15/14              287,138
   365    Graphic Packaging International,
          Inc. ..............................     9.500         08/15/13              369,563
   150    Pliant Corp. ......................    13.000         06/01/10              122,250
   110    Pliant Corp. ......................    13.000         06/01/10               89,650
                                                                                 ------------
                                                                                    1,650,351
                                                                                 ------------
          PHARMACEUTICALS  0.2%
   245    Warner Chilcott Corp.,
          144A--Private Placement (a)........     8.750         02/01/15              239,488
                                                                                 ------------

          RAILROADS  0.4%
   390    Amsted Industries, Inc.,
          144A--Private Placement (a)........    10.250         10/15/11              423,150
                                                                                 ------------

          REFINING  1.0%
   390    CITGO Petroleum Corp. .............     6.000         10/15/11              390,975
   135    Tesoro Petroleum Corp. ............     9.625         04/01/12              150,019
   390    Vintage Petroleum, Inc. ...........     7.875         05/15/11              413,400
                                                                                 ------------
                                                                                      954,394
                                                                                 ------------
          RETAIL  1.2%
   210    Brown Shoe Co., Inc. ..............     8.750         05/01/12              219,975
   295    General Nutrition Center, Inc. ....     8.500         12/01/10              237,475
   350    Petro Shopping Center Financial....     9.000         02/15/12              353,500
   210    Rite Aid Corp. ....................     8.125         05/01/10              217,350
 1,000    Sleepmaster LLC, Ser B (c) (d)
          (e)................................    11.000         05/15/09              220,000
                                                                                 ------------
                                                                                    1,248,300
                                                                                 ------------
          SERVICES  0.9%
   525    Allied Waste North America,
          Inc. ..............................     6.375         04/15/11              506,625
   300    Buhrmann US, Inc. .................     8.250         07/01/14              301,500
   100    Buhrmann US, Inc., 144A--Private
          Placement (a)......................     7.875         03/01/15               98,000
                                                                                 ------------
                                                                                      906,125
                                                                                 ------------

See Notes to Financial Statements                                             21

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          SUPERMARKETS  0.5%
$  225    Delhaize America, Inc. ............     8.125%        04/15/11         $    253,481
   228    Kroger Co., 144A--Private Placement
          (a)................................     8.500         07/15/17              261,027
                                                                                 ------------
                                                                                      514,508
                                                                                 ------------
          TECHNOLOGY  0.3%
   345    Sanmina-SCI Corp., 144A--Private
          Placement (a)......................     6.750         03/01/13              331,200
                                                                                 ------------

          TRANSPORTATION SERVICES  0.9%
   495    Sonic Automotive, Inc. ............     8.625         08/15/13              502,425
   356    TRW Automotive, Inc. ..............     9.375         02/15/13              396,050
                                                                                 ------------
                                                                                      898,475
                                                                                 ------------
          WIRELESS COMMUNICATIONS  1.6%
   185    American Tower Corp. ..............     7.500         05/01/12              198,413
   190    American Tower Corp. ..............     7.125         10/15/12              201,875
   250    Nextel Communications, Inc. .......     6.875         10/31/13              268,438
   145    Rural Cellular Corp. (Variable Rate
          Coupon)............................     7.910         03/15/10              150,075
   282    SBA Communications Corp. (b).......   0/9.750         12/15/11              260,850
   190    SBA Communications Corp. ..........     8.500         12/01/12              205,675
   250    UbiquiTel Operating Co. ...........     9.875         03/01/11              275,625
                                                                                 ------------
                                                                                    1,560,951
                                                                                 ------------
          WIRELINE COMMUNICATIONS  1.0%
   250    Exodus Communications, Inc. (c) (d)
          (e)................................    11.250         07/01/08                    0
   400    Exodus Communications, Inc. (c) (d)
          (e)................................    11.625         07/15/10                    0
   300    Qwest Communications International,
          Inc. (Variable Rate Coupon)........     7.268         02/15/09              296,250
   495    Qwest Services Corp. ..............    13.500         12/15/10              574,200
    95    Qwest Services Corp. ..............    14.000         12/15/14              115,663
                                                                                 ------------
                                                                                      986,113
                                                                                 ------------
TOTAL DOMESTIC CORPORATE BONDS  40.1%.........................................     40,211,335
                                                                                 ------------

          FOREIGN BONDS AND DEBT SECURITIES (US $)  7.1%
          BELGIUM  0.2%
   215    Telenet Group Holding NV,
          144A--Private Placement (a) (b)....  0/11.500         06/15/14              168,237
                                                                                 ------------

 22                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          BERMUDA  0.5%
$   25    Intelsat Bermuda Ltd.,
          144A--Private Placement (a)........     8.250%        01/15/13         $     25,937
   270    Intelsat Bermuda Ltd.,
          144A--Private Placement (a)........     8.625         01/15/15              286,200
   205    Intelsat Bermuda Ltd.,
          144A--Private Placement (Variable
          Rate Coupon) (a)...................     7.805         01/15/12              209,612
                                                                                 ------------
                                                                                      521,749
                                                                                 ------------
          CANADA  3.5%
   205    Abitibi-Consolidated, Inc. ........     8.550         08/01/10              214,737
    80    Abitibi-Consolidated, Inc. ........     7.750         06/15/11               80,800
    60    Abitibi-Consolidated, Inc. ........     6.000         06/20/13               55,500
   398    Canwest Media, Inc. ...............     8.000         09/15/12              420,974
   300    CHC Helicopter Corp. ..............     7.375         05/01/14              300,750
   205    CHC Helicopter Corp., 144A--Private
          Placement (a)......................     7.375         05/01/14              205,512
   285    Husky Oil Ltd. (Variable Rate
          Coupon)............................     8.900         08/15/28              316,582
    90    Jean Coutu Group (PJC), Inc. ......     7.625         08/01/12               93,375
   430    Jean Coutu Group (PJC), Inc. ......     8.500         08/01/14              426,775
   260    Nortel Networks Corp. .............     4.250         09/01/08              243,750
   250    Nortel Networks Ltd. ..............     6.125         02/15/06              252,812
   410    Novelis, Inc. 144A--Private
          Placement (a)......................     7.250         02/15/15              413,588
   170    Rogers Wireless Communications,
          Inc. ..............................     7.500         03/15/15              185,725
   350    Tembec Industries, Inc. ...........     7.750         03/15/12              259,000
                                                                                 ------------
                                                                                    3,469,880
                                                                                 ------------
          FRANCE  0.7%
   115    Compagnie Generale de Geophysique
          SA, 144A--Private Placement (a)....     7.500         05/15/15              120,463
   125    Crown European Holdings SA (EUR)...     6.250         09/01/11              159,967
   150    Rhodia SA (EUR)....................     8.000         06/01/10              181,069
   285    Rhodia SA..........................     8.875         06/01/11              275,738
                                                                                 ------------
                                                                                      737,237
                                                                                 ------------
          GERMANY  0.7%
   260    Cognis Deutschland, 144A--Private
          Placement (Variable Rate Coupon)
          (EUR) (a)..........................     6.897         11/15/13              322,505
   325    Kabel Deutschland, 144A--Private
          Placement (a)......................    10.625         07/01/14              354,250
                                                                                 ------------
                                                                                      676,755
                                                                                 ------------
          IRELAND  0.2%
   160    JSG Funding PLC (EUR)..............    10.125         10/01/12              202,337
                                                                                 ------------

See Notes to Financial Statements                                             23

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          LUXEMBOURG  0.8%
$  345    Cablecom Luxembourg, 144A--Private
          Placement (EUR) (a)................     9.375%        04/15/14         $    473,343
   110    JohnsonDiversey, Inc. (EUR)........     9.625         05/15/12              131,120
   140    SGL Carbon Luxembourg SA,
          144A--Private Placement (EUR)
          (a)................................     8.500         02/01/12              186,363
                                                                                 ------------
                                                                                      790,826
                                                                                 ------------
          MEXICO  0.5%
   350    Axtel SA...........................    11.000         12/15/13              383,250
   250    Satelites Mexicanos SA, Ser B
          (c)................................    10.125         11/01/04              133,750
                                                                                 ------------
                                                                                      517,000
                                                                                 ------------
TOTAL FOREIGN BONDS AND DEBT SECURITIES  7.1%.................................      7,084,021
                                                                                 ------------

          COLLATERALIZED MORTGAGE OBLIGATIONS  2.3%
   299    Federal Home Loan Mortgage Corp. ..     5.000         08/15/12              299,696
   344    Federal Home Loan Mortgage Corp.
          (Interest Only) (h)................     3.750         06/17/27               21,517
   120    Federal Home Loan Mortgage Corp.
          (Interest Only) (h)................     4.780         03/15/32               12,447
   719    Federal Home Loan Mortgage Corp.
          (Interest Only)....................     5.000   09/15/14 to 12/15/16         68,260
   197    Federal Home Loan Mortgage Corp.
          (Interest Only)....................     6.000         05/15/30               13,905
   344    Federal National Mortgage
          Association........................     3.514         05/25/35              344,321
   389    Federal National Mortgage
          Association........................     3.660         12/18/32              391,662
   512    Federal National Mortgage
          Association (Interest Only)........     5.500   06/25/26 to 05/25/27         31,458
   389    Federal National Mortgage
          Association (Interest Only)
          (REMIC)............................     6.000   08/25/32 to 07/25/33         53,662
   840    Federal National Mortgage
          Association (Interest Only)........     6.500   07/01/31 to 05/25/33        142,950
    49    Federal National Mortgage
          Association (Interest Only)........     8.000         05/01/30               10,012
   209    Federal National Mortgage
          Association (Interest Only)
          (REMIC)............................     7.000   03/01/32 to 04/25/33         38,414
   589    Federal National Mortgage
          Association (REMIC)................     3.685         05/28/35              589,096
   240    Federal National Mortgage
          Association (REMIC)................     3.696         05/28/35              240,355
   398    Government National Mortgage
          Association (Interest Only) (REMIC)
          (h)................................     5.164         06/16/27               21,482

 24                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  157    Government National Mortgage
          Association (Interest Only) (REMIC)
          (h)................................     4.164%        05/16/32         $      9,326
   151    Government National Mortgage
          Association (Interest Only) (REMIC)
          (h)................................     4.764         05/16/32                9,633
                                                                                 ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS  2.3%...............................      2,298,196
                                                                                 ------------

          MORTGAGE BACKED SECURITIES  11.6%
     0    Federal Home Loan Mortgage Corp. ..     3.470         01/15/35                    0
 1,450    Federal Home Loan Mortgage Corp. ..     5.000         06/01/20            1,467,617
   478    Federal Home Loan Mortgage Corp. ..     7.500   11/01/29 to 06/01/32        512,813
   121    Federal Home Loan Mortgage Corp.
          (ARM)..............................     3.637         07/01/34              119,320
   300    Federal Home Loan Mortgage Corp.
          (ARM)..............................     4.182         08/01/34              301,063
 1,200    Federal Home Loan Mortgage Corp.,
          July...............................     5.500           TBA               1,231,500
 1,088    Federal National Mortgage
          Association........................     6.500   06/01/15 to 01/01/34      1,128,568
   821    Federal National Mortgage
          Association........................     7.000   03/01/15 to 07/01/32        863,587
   515    Federal National Mortgage
          Association........................     7.500   03/01/15 to 03/01/32        550,532
   149    Federal National Mortgage
          Association (ARM)..................     3.725         07/01/34              148,986
   195    Federal National Mortgage
          Association (ARM)..................     4.111         09/01/34              195,237
   174    Federal National Mortgage
          Association (ARM)..................     4.237         10/01/34              176,051
   199    Federal National Mortgage
          Association (ARM)..................     4.269         10/01/34              200,012
   400    Federal National Mortgage
          Association, August................     6.000           TBA                 409,750
 1,500    Federal National Mortgage
          Association, July..................     4.500           TBA               1,484,687
   500    Federal National Mortgage
          Association, July..................     6.000           TBA                 512,656
   126    Government National Mortgage
          Association........................     7.000   07/15/29 to 01/15/30        133,443
   407    Government National Mortgage
          Association........................     7.500   07/15/23 to 09/15/29        438,542

See Notes to Financial Statements                                             25

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                           COUPON          MATURITY            VALUE
---------------------------------------------------------------------------------------------
          MORTGAGE BACKED SECURITIES (CONTINUED)
$  218    Government National Mortgage
          Association........................     8.000%  03/15/17 to 10/15/22   $    236,630
   118    Government National Mortgage
          Association........................     8.500   07/15/24 to 12/15/24        129,760
   249    Government National Mortgage
          Association........................     9.000   08/15/16 to 12/15/24        273,432
    78    Government National Mortgage
          Association........................     9.500   11/15/09 to 01/15/17         85,461
 1,000    Government National Mortgage
          Association, July..................     5.500           TBA               1,021,250
                                                                                 ------------
TOTAL MORTGAGE BACKED SECURITIES  11.6%.......................................     11,620,897
                                                                                 ------------

          U.S. GOVERNMENT AGENCY OBLIGATIONS  3.3%
 1,100    Federal Home Loan Mortgage Corp. ..     7.000         03/15/10            1,241,910
   415    Federal National Mortgage
          Association........................     6.625         11/15/30              540,413
 1,250    Federal National Mortgage
          Association........................     7.125         06/15/10            1,425,099
   100    Federal National Mortgage
          Association........................     7.250         01/15/10              113,505
                                                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS......................................      3,320,927
                                                                                 ------------

          UNITED STATES TREASURY OBLIGATIONS  18.3%
 1,600    United States Treasury Bonds.......     5.250         02/15/29            1,830,438
 1,590    United States Treasury Bonds.......     6.125         08/15/29            2,030,667
 1,810    United States Treasury Bonds.......     7.625         02/15/25            2,608,239
   685    United States Treasury Notes.......     3.875         02/15/13              686,044
10,400    United States Treasury Notes.......     4.250         08/15/13           10,663,255
 1,200    United States Treasury Notes
          (STRIPS)...........................     0.000         05/15/25              504,331
                                                                                 ------------
TOTAL UNITED STATES TREASURY OBLIGATIONS......................................     18,322,974
                                                                                 ------------

          FOREIGN GOVERNMENT AGENCY OBLIGATION  0.2%
   180    United Mexican States (Mexico).....     8.375         01/14/11              209,970
                                                                                 ------------

 26                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

DESCRIPTION                                                                         VALUE
---------------------------------------------------------------------------------------------
EQUITIES  0.6%
Doe Run Resources Corp. (1 Common Stock Warrant) (e) (i)......................   $          0
HF Holdings, Inc. (5,260 Common Stock Warrants) (e) (i).......................              0
Optel, Inc. (500 Common Shares) (e) (i).......................................              0
Park N View, Inc., 144A--Private Placement Common Stock Warrants) (a) (e)
(i)...........................................................................              0
Paxon Communications Corp. (9 Preferred Shares) (f)...........................         58,072
TNP Enterprises, Inc. (463 Preferred Shares) (f)..............................        525,505
                                                                                 ------------
TOTAL EQUITIES................................................................        583,577
                                                                                 ------------

TOTAL LONG-TERM INVESTMENTS  83.5%
  (Cost $83,908,997)..........................................................     83,651,897
                                                                                 ------------

SHORT-TERM INVESTMENTS  21.4%
REPURCHASE AGREEMENT  11.4%
State Street Bank & Trust Co. ($11,407,000 par collateralized by U.S.
Government obligations in a pooled cash account, interest rate of 3.25%, dated
06/30/05, to be sold on 07/01/05 at $11,408,030)..............................     11,407,000

U.S. GOVERNMENT AGENCY OBLIGATIONS  10.0%
Federal Home Loan Bank ($9,905,000 par, yielding 3.185%, 07/19/05 maturity)...      9,889,251
United States Treasury Bills ($100,000 par, yielding 2.836%, 07/14/05
maturity).....................................................................         99,898
                                                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS......................................      9,989,149
                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $21,396,153)..........................................................     21,396,149
                                                                                 ------------

TOTAL INVESTMENTS  104.9%
  (Cost $105,305,150).........................................................    105,048,046

LIABILITIES IN EXCESS OF OTHER ASSETS  (4.9%).................................     (4,952,418)
                                                                                 ------------

NET ASSETS  100.0%............................................................   $100,095,628
                                                                                 ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Non-income producing as security is in default.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

See Notes to Financial Statements                                             27

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2005 (UNAUDITED) continued

(f) Payment-in-kind security.

(g) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.3% of net assets.

(h) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(i) Non-income producing security.

(j) Securities purchased on a when-issued or delayed delivery basis.

ARM--Adjustable Rate Mortgage

EUR--Eurodollar

REMIC--Real Estate Mortgage Investment Conduits

STRIPS--Separate Trading of Registered Interest and Principal of Securities

TBA--To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

 28                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2005 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $11,407,000
  (Cost $105,305,150).......................................  $105,048,046
Cash........................................................       394,278
Receivables:
  Investments Sold..........................................     1,564,507
  Interest..................................................     1,328,776
Forward Foreign Currency Contracts..........................       196,514
Other.......................................................        32,276
                                                              ------------
    Total Assets............................................   108,564,397
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     8,163,509
  Investment Advisory Fee...................................        53,294
  Income Distributions......................................        14,810
  Variation Margin on Futures...............................         9,219
  Other Affiliates..........................................         1,729
Trustees' Deferred Compensation and Retirement Plans........       161,432
Accrued Expenses............................................        64,776
                                                              ------------
    Total Liabilities.......................................     8,468,769
                                                              ------------
NET ASSETS..................................................  $100,095,628
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($100,095,628 divided by
  15,371,738 shares outstanding)............................  $       6.51
                                                              ============
NET ASSETS CONSIST OF:
Common Shares (no par value with unlimited shares
  authorized, 15,371,738 shares issued and outstanding).....  $120,152,605
Accumulated Undistributed Net Investment Income.............      (230,876)
Net Unrealized Depreciation.................................       (66,526)
Accumulated Net Realized Loss...............................   (19,759,575)
                                                              ============
NET ASSETS..................................................  $100,095,628
                                                              ============

See Notes to Financial Statements                                             29

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,965,058
Dividends...................................................       36,722
Other.......................................................       32,007
                                                              -----------
Total Income................................................    3,033,787
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      322,167
Trustees' Fees and Related Expenses.........................       29,628
Accounting..................................................       26,509
Custody.....................................................       23,906
Legal.......................................................        2,783
Other.......................................................       59,524
                                                              -----------
    Total Expenses..........................................      464,517
    Less Credits Earned on Cash Balances....................          714
                                                              -----------
    Net Expenses............................................      463,803
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,569,984
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (242,319)
  Forward Foreign Currency Contracts........................      (91,766)
  Foreign Currency Transactions.............................      104,107
                                                              -----------
Net Realized Loss...........................................     (229,978)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      791,159
                                                              -----------
  End of the Period:
    Investments.............................................     (257,104)
    Futures.................................................       (4,660)
    Forward Foreign Currency Contracts......................      196,514
    Foreign Currency Translation............................       (1,276)
                                                              -----------
                                                                  (66,526)
                                                              -----------
Net Unrealized Depreciation During the Period...............     (857,685)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,087,663)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,482,321
                                                              ===========

 30                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                            FOR THE              FOR THE
                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2005      DECEMBER 31, 2004
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $  2,569,984        $  5,138,752
Net Realized Gain/Loss................................        (229,978)            897,502
Net Unrealized Appreciation/Depreciation During the
  Period..............................................        (857,685)            833,683
                                                          ------------        ------------
Change in Net Assets from Operations..................       1,482,321           6,869,937

Distributions from Net Investment Income..............      (2,536,267)         (5,072,676)
                                                          ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      (1,053,946)          1,797,261
                                                          ------------        ------------
NET ASSETS:
Beginning of the Period...............................     101,149,574          99,352,313
                                                          ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of ($230,876) and ($264,593),
  respectively).......................................    $100,095,628        $101,149,574
                                                          ============        ============

See Notes to Financial Statements                                             31

VAN KAMPEN INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                SIX
                                                               MONTHS
                                                               ENDED
                                                              JUNE 30,     ---------------
                                                                2005        2004     2003
                                                             -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................   $ 6.58      $ 6.46    $6.10
                                                               ------      ------    -----
  Net Investment Income.....................................      .17         .33      .32
  Net Realized and Unrealized Gain/Loss.....................     (.07)        .12      .41
                                                               ------      ------    -----
Total from Investment Operations............................      .10         .45      .73
                                                               ------      ------    -----
Less:
  Distributions from Net Investment Income..................      .17         .33      .34
  Return of Capital Distributions...........................      -0-         -0-      .03
                                                               ------      ------    -----
Total Distributions.........................................      .17         .33      .37
                                                               ------      ------    -----
NET ASSET VALUE, END OF THE PERIOD..........................   $ 6.51      $ 6.58    $6.46
                                                               ======      ======    =====

Common Share Market Price at End of the Period..............   $ 5.79      $ 5.85    $5.81
Total Return (b)............................................    1.81%*      6.62%    8.42%
Net Assets at End of the Period (In millions)...............   $100.1      $101.1    $99.4
Ratio of Expenses to Average Net Assets.....................     .94%        .92%     .92%
Ratio of Net Investment Income to Average Net Assets........    5.19%       5.17%    5.14%
Portfolio Turnover..........................................      86%*       225%    299%(c)

*  Non-Annualized

(a)As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended December 31, 2001 was an increase in the ratio of net investment income to average net assets from 7.83% to 7.88%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c)The Trust's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Trust's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The accounting treatment used by the Trust for mortgage pool forward commitments now reflects them as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher during the current fiscal year than in previous fiscal years.

VAN KAMPEN INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED) continued


YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------
      2002    2001 (a)    2000      1999      1998     1997     1996     1995
------------------------------------------------------------------------------
     $ 6.51    $ 6.85    $  7.25   $  7.84   $ 8.05   $ 7.93   $ 7.94   $ 7.28
     ------    ------    -------   -------   ------   ------   ------   ------
        .39       .53        .60       .64      .66      .66      .66      .65
       (.33)     (.29)      (.40)     (.63)    (.22)     .18     (.01)     .66
     ------    ------    -------   -------   ------   ------   ------   ------
        .06       .24        .20       .01      .44      .84      .65     1.31
     ------    ------    -------   -------   ------   ------   ------   ------
        .47       .58        .60       .60      .65      .72      .66      .65
        -0-       -0-        -0-       -0-      -0-      -0-      -0-      -0-
     ------    ------    -------   -------   ------   ------   ------   ------
        .47       .58        .60       .60      .65      .72      .66      .65
     ------    ------    -------   -------   ------   ------   ------   ------
     $ 6.10    $ 6.51    $  6.85   $  7.25   $ 7.84   $ 8.05   $ 7.93   $ 7.94
     ======    ======    =======   =======   ======   ======   ======   ======

     $ 5.71    $ 6.33    $6.5625   $5.6875   $ 7.75   $ 8.00   $ 7.50   $ 7.25
     -2.59%     5.05%     26.59%   -19.81%    5.05%   16.97%   12.95%   21.83%
     $ 93.8    $100.0    $ 104.8   $ 110.9   $120.0   $123.1   $121.2   $121.4
       .89%      .93%       .96%      .95%     .96%     .91%    1.00%     .94%
      6.29%     7.88%      8.51%     8.46%    8.17%    8.32%    8.40%    8.50%
       101%       46%        60%       28%      47%      55%      36%      34%

See Notes to Financial Statements                                             33

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of U.S. Government securities and in corporate fixed income securities, including high-yielding, lower rated or nonrated securities believed not to involve undue risk to income or principal. The Trust commenced investment operations on April 22, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2005, the Trust had $8,163,509 of when-issued, delayed delivery and forward purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED) continued

payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2004, the Trust had an accumulated capital loss carryforward for tax purposes of $19,474,366, which will expire according to the following schedule.

AMOUNT                                                           EXPIRATION
$1,416,375..................................................  December 31, 2007
 1,347,021..................................................  December 31, 2008
 5,081,926..................................................  December 31, 2009
 6,212,026..................................................  December 31, 2010
 4,974,996..................................................  December 31, 2011
   442,022..................................................  December 31, 2012

    At June 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $105,521,608
                                                              ============
Gross tax unrealized appreciation...........................  $  3,334,279
Gross tax unrealized depreciation...........................    (3,807,841)
                                                              ------------
Net tax unrealized depreciation on investments..............  $   (473,562)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends monthly from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended December 31, 2004 was as follows:

Distribution paid from:
  Ordinary Income...........................................  $5,081,293
                                                              ==========

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED) continued

    As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $186,578

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTION During the six months ended June 30, 2005, the Trust's custody fee was reduced by $714 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust.

    For the six months ended June 30, 2005, the Trust recognized expenses of approximately $2,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the six months ended June 30, 2005, the Trust recognized expenses of approximately $6,000, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Trust, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED) continued

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns and excluding short-term investments, were $75,336,085 and $84,526,894, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio, foreign currency exposure, or to generate potential gain. All of the Trust's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward commitment.

    Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FORWARD FOREIGN CURRENCY CONTRACTS Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/ loss on forward foreign currency contracts. The following forward foreign currency contracts were outstanding as of June 30, 2005.

                                                                             UNREALIZED
                                                               CURRENT      APPRECIATION/
                                                                VALUE       DEPRECIATION
LONG CONTRACTS:
Euro Currency
  190,000 expiring 7/26/05..................................  $  230,128      $(15,840)
  220,000 expiring 7/26/05..................................     266,464       (13,083)
  150,000 expiring 7/26/05..................................     181,680        (7,395)
  60,000 expiring 7/26/05...................................      72,672          (762)
  136,000 expiring 7/26/05..................................     164,723          (797)
  180,000 expiring 7/26/05..................................     218,016           727
                                                              ----------      --------
                                                               1,133,683       (37,150)
                                                              ----------      --------

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED) continued

                                                                             UNREALIZED
                                                               CURRENT      APPRECIATION/
                                                                VALUE       DEPRECIATION
SHORT CONTRACTS:
Euro Currency
  669,000 expiring 7/26/05..................................  $  810,294      $ 65,829
  45,000 expiring 7/26/05...................................      54,504         4,459
  300,000 expiring 7/26/05..................................     363,360        30,034
  1,340,000 expiring 7/26/05................................   1,623,010       133,342
                                                              ----------      --------
                                                               2,851,168       233,664
                                                              ----------      --------
                                                              $3,984,851      $196,514
                                                              ==========      ========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2005, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2004............................     -0-
Futures Opened..............................................      81
Futures Closed..............................................     -0-
                                                                 ---
Outstanding at June 30, 2005................................      81
                                                                 ===

    The futures contracts outstanding as of June 30, 2005, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
2-Year U.S. Treasury Note -- September 2005 (Current
  Notional Value of $207,688 per contract)..................     22          $  1,986
5-Year U.S. Treasury Note -- September 2005 (Current
  Notional Value of $108,891 per contract)..................     59            (6,646)
                                                                 --          --------
                                                                 81          ($ 4,660)
                                                                 ==          ========

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2005 (UNAUDITED) continued

6. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN INCOME TRUST

BOARD OF TRUSTEES, OFFICERS, AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and
Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43010
Providence, Rhode Island 02940-3010

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.
 40

  Van Kampen Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                   920,957,107
                                                                  VIN SAR 8/05
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN05-02002P-Y06/05

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a) Code of Ethics - Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Income Trust

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
     ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 23, 2005

By:  /s/ Phillip G. Goff
     -------------------
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: August 23, 2005